MAY ANALYSTS’ MEETING

WELCOME!

May 4, 2004

Safe Harbor

Statements made in this document which are not purely historical are forward-looking statements as defined in the “Private Securities Litigation Reform Act of 1995,” including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. AmSouth’s most recent annual report on Form 10-K for the year ended December 31, 2003, and quarterly reports on Form 10-Q for the quarter ended March 31, 2004, describe factors which could cause results to differ materially from management’s current expectations. Such factors include, but are not limited to: the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth’s operations, products, services and prices; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that terrorist attacks or other hostilities, including geopolitical conflicts, cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers’ borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth. Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

MAY ANALYSTS’ MEETING

WELCOME!

May 4, 2004

2001 – 2003 Strategic Direction

• Focus on execution of a small number of powerful initiatives with high confidence of success

• Earnings growth internally generated from revenue growth in core customer businesses

• Target high quality earnings with low volatility

2001 – 2003 Challenging Environment

• Recession and prolonged economic weakness

• September 11

• Corporate scandals

• Regulatory and legislative changes

• Record bankruptcies

• Bear market conditions

• Rapid decline in interest rates

Performance reflects focused execution of a solid plan

2001-2003 RESULTS

Earnings per share growth 10%

Return on equity 20%

Efficiency ratio 52%

Our strategic plan has delivered sustained results

Home equity growth in consumer banking

Low-cost deposit growth in business banking

Florida growth strategy delivering

Record commercial real estate transactions

Wealth management repositioning paying off

Benchmarked improvements in service quality and organization productivity

High volumes for Internet delivery channel

Improved Credit Quality

AmSouth outperforms broader markets

Total Return        %

83% 29% -12%

AmSouth S&P 500 Banks S&P 500

Enhancing shareholder wealth

2001—2003

Market capitalization +$2.9 billion

Cash dividends paid +$900 million

Share repurchases + $700 million

TOTAL SHAREHOLDER WEALTH ADDED $4.5 BILLION

Strategic Initiatives

• Sustained growth in Consumer Banking

• Continued aggressive growth in Business Banking

• Grow Commercial Banking business with improved credit quality

• Double contribution from Wealth Management

• Double Florida’s contribution

• Emphasis on sales productivity, service quality and customer retention

• Leverage technology across all lines of business with increasing emphasis on Internet services

Consumer Banking

Candice Bagby

Current Profile

1Q04

• Low-cost deposits $11.1 billion

• Deposits $18.6 billion

• Loans $15.9 billion

• Revenues $314 million

• Contribution percentage 57%

• Consumer checking households 1,028,000

• Branches 662

• ATM’s 1,220

Strategic Initiative

• Sustain Consumer Banking growth and revenue contribution

Major Objectives 2004—2006

• Grow consumer deposits by 10%

• Grow consumer checking households by 6%

• Cross-sell each checking household a minimum of 6 services

• Increase mortgage originations to $10 billion a year

• Grow home equity lending 15% per year

Why Grow Deposits?

• There are over $300 billion in deposits in our footprint

• We have $19 billion or roughly 6%

• Consumers are a great deposit provider – 65% of the bank’s deposits

• Cost of consumer deposits is 1.36%

Deposit Growth Tactics

• Focus on new customer growth

• Focus on expanding existing customer relationships

• Expand the branch network

• Focus on retention

Why Grow Checking Households?

Consumer

• There are over 8.5 million households in our footprint

• We bank about one million households or 12% of the potential

• The average household deposit balance is $14,000

• For every 10,000 customers we grow, we gain $140 million in deposits and significant cross-sell potential

Checking Household Growth Tactics

• Bank as many people as possible – no turndowns

• Advertise our free checking products

• Emphasize AmSouth at Work

• Cross-sell loan-only customers

Why Cross Sell is Important?

• The chance of losing a customer with

– One service is greater than 25%

– Six services is less than 4%

• The revenue generated from

– A single service household is $150

– A six service household is $1,200

Cross Sell Tactics

• Run cross-sell campaigns using e-mail, direct mail, and outbound telemarketing

• Continue to use propensity-to-buy modeling to identify sales opportunities

• Invest in next generation sales management and marketing database technology

Why Increase Mortgage Originations?

• There are over 5 million homeowners in our footprint

• Household growth is projected to be 7.8% in our footprint

• It is the consumer’s largest financial purchase

• Cross-sell potential is great – our average mortgage customer has over 5 services

• Mortgage loans provide balance sheet flexibility and have extremely low credit losses

How Will We Ramp Up Mortgage?

• Increase originators

• Sell mortgages in our branches

• Re-engineer the mortgage backroom

• Expand loan-by-phone and internet as mortgage distribution channels

Why Grow Home Equity?

• Over 5 million credit-qualified homeowners in our marketplace with an estimated $500 billion of market value potential

• 84% of homeowners in our customer base do not have a home equity product with us

• Product of choice for consumers because of tax deductible interest

• Cross-sell of equity customers is over 5 services

How Will We Grow Home Equity?

• Aggressive marketing through direct mail and advertising

• Introduction of quick close program

• Should see a slowing in paydowns now that mortgage refinance has slowed

• Continue efficiency enhancing technology and processes in the backroom

Distribution Channels

• 662 Branches Currently

• Call Centers

• Loan-by-Phone

• Outbound Telemarketing

• Internet

• Direct Mail

• ATMs

Credit Quality Metrics

Consumer Banking

1Q04 1Q03 Change

Net charge-offs 0.72% 1.01% -29 bps

Home equity 0.41% 0.43% - 2 bps

Dealer indirect 0.69% 1.34% -65 bps

FICO Scores

Home equity 742 743

Dealer indirect 745 741

1Q04 Performance

1Q04 1Q03 Growth

• Low-cost

deposits $ 11.1 Billion $ 10.5 Billion +5%

• Deposits $ 18.6 Billion $ 18.0 Billion +4%

• Loans $ 15.9 Billion $ 14.8 Billion +8%

• Noninterest

revenues $ 99 Million $ 83 Million +19%

• Total revenues $314 Million $307 Million +2%

Business Banking

Candice Bagby

Current Profile

1Q04

• Low-cost deposits $3.8 billion

• Deposits $4.2 billion

• Loans $3.1 billion

• Revenue $75 million

• Contribution percentage 16%

• Households 186,000

Strategic Initiative

• Achieve double digit growth in business loans, deposits and households

Major Objectives 2004—2006

• Grow business deposits 20% annually

• Grow business loans 12% annually

• Grow households 10% annually

• Reach cross-sell ratio of 6 products per household

Why Grow Business Banking?

• There are over 800,000 small businesses in our footprint

• We do not bank 614,000 of those small businesses, thus there is lots of potential

• Business Banking is a net deposit provider at a composite cost of .46%

• Business Banking loans have a current yield of 5.68%

• Business Banking customers have great cross-sell potential!

Business Banking Growth Strategies

• Continued focus on Business RelationshiPlus as the key to household growth and cross-sell penetration

• Specific assignments of bankers to 3-4 branches within each sub-market with a target of 159 business bankers

• Joint prospecting and calling efforts with the Branch Managers

• Shared scorecard goals between branch and business banker

• Intense management focus on sales activities and results

1Q04 Performance

1Q04 1Q03 Growth

• Low-cost

deposits $3.8 Billion $3.7 Billion +3%

• Deposits $4.2 Billion $4.0 Billion +5%

• Loans $3.1 Billion $2.9 Billion +9%

• Noninterest

revenues $18 Million $16 Million +15%

• Total revenues $75 Million $70 Million +7%

Commercial Banking

John Gaffney

Current Profile

Commercial Banking

1Q04

• Deposits $ 5.4 Billion

• Loans $11.1 Billion

• Noninterest Revenues $37.4 Million

• Contribution percentage 41%

• Commercial banking offices 33

• Relationship Managers 196

Strategic Initiative

“Grow Commercial Banking with Improved Credit Quality”

Balanced Growth

Financial Drivers 2004—2006

• Consistent revenue growth of at least 10% annually

• Maintain credit losses below .25%

• Maintain operating leverage

Strategic Plan 2004-2006

Strengths / Opportunities

– Proven Business Models

– Infrastructure can support growth

– Moderate to low market share

– Florida Expansion

– Good Credit Quality

Major Objectives 2004—2006

• Expand the sales force and product line for Commercial Middle Market and Commercial Real Estate

• Improve sales productivity in all segments

• Improve the credit process and credit quality

Major Objectives 2004—2006

Expand the sales force and product line for Commercial Middle Market and Commercial Real Estate

Key Tactics:

• Add proven relationship managers

• Aggressively expand Treasury Management products with special focus on iTreasury, lock- box and card services

• Expand Corporate Finance products to include M & A Advisory

• Develop broader affordable housing/tax credit products

• Develop products/focus on $5-15mm sales segment

Major Objectives 2004—2006

Improve Sales Productivity in all Segments

Key Tactics:

• Grow number of relationships per RM – increase net customer growth by 5% annually

• Increase cross-sell from 5 to over 7 products

• Use technology to improve sales and credit process

Major Objectives 2004 -2006

Improve the Credit Process and Credit Quality

Key Tactics:

• Improve tools for central oversight of credit servicing

• Use of databases to improve risk rating accuracy and timelines

• Improve underwriting skills with additional resources and training

1Q04 Performance

1Q04 1Q03 Growth

• Low-cost deposits $ 4.4 Billion $ 3.3 Billion +33%

• Deposits $ 5.4 Billion $ 3.7 Billion +40%

• Loans $11.1 Billion $10.3 Billion +7%

• Noninterest

revenues $ 37.4 Million $ 32.2 Million +17%

• Total revenues $141 Million $131 Million +8%

Credit Quality Metrics

Commercial 1Q04 1Q03 Change

Net charge-offs (0.01)% 0.25% -26 bps

Nonperforming assets 0.39% 0.48% - 9 bps

Positive Trends in Leading Indicators

Wealth Management

Geoff von Kuhn

Current Profile

Revenues

1Q04

Investment Services $20 million

Trust Division $30 million

Private Client Services $38 million

Contribution percentage 15%

Current Profile

Assets Households Sales Force

Investment Services $10.1 billion 120,000 192

Trust Division $25.7 billion 17,000 126

Private Client Services $11.3 billion 18,500 83

Strategic Initiative

• Double the contribution from Wealth Management

“Why Wealth Management”

Household Growth Opportunity

? Wealth Management Currently Has…

– 18,500 Private Client Service households

– 17,700 Trust accounts (includes 1200 Institutional accounts)

– 120,000 AIS households

? AmSouth Currently Has…

– 127,000 households with $125,000 in income or $500,000 in investable assets

– 11,000 commercial households

– 180,000 business banking households

? Broad market with favorable demographic trends and improving market conditions

“Why Wealth Management”

• Profitable business line with low capital requirements

• Top ranked, nationally recognized Asset Management capabilities

• Top reputation in long established Trust products and services

• Rebuilt and expanded infrastructure

Major Objectives 2004—2006

• Grow Private Client households a minimum of 25% per year

• Grow Trust and Investment Management revenues at double digit rates each year

• Over the next three years, produce an annual compounded growth rate of 23% in Investment Services revenues

• Continue to grow other Wealth Management revenues through expanded product offerings and improved execution

Expand Private Client Households – Key Tactics

• Aggressively work existing AmSouth customers that meet the Private Client profile

• Manage aggressive calling campaigns, internally & externally

• Grow internal referrals and continue to improve the follow-up sales activity

• Add Private Client Relationship Managers where market potential exists

• Use more innovative product capabilities to win new Private Client relationships

Grow Trust and Investment Management—Key Tactics

• Expand the sales force

• Stronger emphasis of Trust and Investment Management sales on all incentive scorecards

• Stimulate more internal referrals and continue to strengthen the follow-up sales activity

• Selectively enhance product and service capabilities

• Continue to improve customer retention

Grow Investment Services Revenues – Key Tactics

• Continue to add sales professionals

• Continue to grow internal referrals and strengthen the follow-up sales activity

• Place more emphasis on recurring fee product sales

• Improve branch platform sales performance

• Selectively enhance product capabilities to meet more investment needs

1Q04 Performance

1Q04 1Q03 Growth        %

Deposits $ 3.4 billion $ 2.7 billion 26%

Loans $ 4.3 billion $ 3.4 billion 26%

Trust Revenues $ 30.4 million $ 27.0 million 13%

Investment Services $ 20.4 million $ 16.3 million 25%

Revenues

Total Revenues $ 88.9 million $ 72.4 million 23%

Florida

Susan Martinez

Florida Strategic Initiative

Doubling the Contribution

•Grow Deposits 20%+ Annually

•Achieve #4 Share in All Markets

Branch expansion

OExpanding in existing markets

OGrowing mature branches

OCapitalizing on all Lines of Business

Accelerate the growth

Florida Opportunity

• Population growth is almost double U.S. average

• Total employment has increased by 3% … #1 in the U.S.

• Fastest growing economy of the top 10 largest states

• Residential building permits have increased by 29%

• Florida consumer confidence has increased by 15%

• Ranked #2 nationally as the best state to live

Florida’s economy is continuing to boom, tourism is recovering, healthcare and other industries are growing briskly and housing markets look solid.

SOURCE: Enterprise Florida

Florida—Profile

1Q04

• Low cost deposits $ 4.6 billion

• Total deposits $ 6.8 billion

• Loans $ 6.5 billion

• Consumer households 270,000

• Branches 203

• ATM’s 255

• Employees 2,100

Florida Branch Network

203 Branches

Accelerate the Growth in Branches

2 136 2000

12 146 2001

30 164 2002

61 195 2003

71 203 2004

Mature New

* Total branches denoted at bottom of bars.

Accelerating Low Cost Deposit Growth

2000 2.9

14%

2001 3.3

15%

2002 3.8

18%

2003 4.5

Accelerating Growth in Loans

2000 4.9

4%

2001 5.1

8%

2002 5.5

15%

2003 6.3

* Excludes residential mortgages.

Key Tactics 2004—2006

• Attractive Florida markets offer opportunities to continue to accelerate the growth through:

O Branch Expansion in existing and contiguous markets.

O Leveraging expansion to accelerate growth in mature markets.

O Capitalizing on all Lines of Business in expanded footprint to comprehensively meet the personal, investment and business needs of our customers.

INSERT VIDEO HERE

“From the Ground Up” 3 minutes 45 seconds

Key Elements of Successful Branch Expansion

• Experienced in-market leadership team

• Hiring the best people and training early and often

• Culture of values based achievement

• Strict process discipline

• Focus on relentless execution

Accelerate and strengthen the process already in place!

Key Activities for 2004 and Beyond

• Strong grand opening events

• Team incentives tied to growth, cross-sell, productivity and customer service for all customer contact personnel

• Using technology to generate prospects Leak Link

• Platform staff licensed in every branch

• Strong partnerships across lines of business

• Integrated sales management process

• Consistent and persistent market development activities

Execution … Execution … Execution!

Capitalizing on all Lines of Business

• Building market teams to comprehensively meet the needs of our customers

• Incentive and performance measurement systems that recognize and reward team concept between all lines of business

• Team sales meetings and client calls

Florida . . .1Q04 Performance

1Q04 1Q03 % Growth

Low cost deposits $4.6 billion $3.9 billion 20%

Total deposits $6.8 billion $5.8 billion 19%

Loans (ex. res. mtg.) $6.5 billion $5.6 billion 16%

Non-interest revenues $ 35.4 million $ 28.4 million 25%

Total revenues $123 million $107 million 15%

Consumer households 270,000 251,000 8%

Branches 203 164 24%

Employees 2,100 1,900 11%

AmSouth Service Quality

Charles Mayer

Strategic Initiative

Emphasize sales productivity, service quality and customer retention.

Major Objectives 2004—2006

Branch Service Quality

• Improve service ratings to 4.9 on a 5-point scale Service Performance Standards

• Meet or exceed standard on at least 95 percent of service performance standards

Internal Service Quality

• Maximize internal service quality as measured by surveys of branches

Key Tactics—Branch Service Quality

• Surveys conducted by The Gallup Organization

• Results reported monthly

• Branch incentive program tied to results

• Ability to compare AmSouth scores with industry norms

• AmSouth currently ranks in top quartile of Gallup’s retail banking database

Branch Service Quality –

Sample Questions

• “How likely are you to recommend AmSouth to a friend or associate?”

• Rate a series of statements, such as: “The Teller/Representative. . .

– . . .communicated clearly with you.”

– . . .was knowledgeable about the bank’s products and services”

– . . .provided all the information you needed”

– . . .went out of their way to please you”

• “Thinking about the length of time you had to wait for service during your most recent visit to the <branch name> office, would you say it was 3 minutes or less, 4 to 5 minutes, or more than 5 minutes?”

• “In the past six months, have you personally experienced a problem or annoyance in any aspect of your relationship with AmSouth?”

Key Tactics—Service Performance Standards

• Tracks and reports on more than 100 service performance measures across all AmSouth Divisions

• All Divisions continually re-assess their standards and make recommendations on measures to add, remove, and/or strengthen

• Measures that fall short of standard are reviewed at monthly Service Quality Committee meeting

Service Performance Standards—Examples

• Proof encoding error rate – 1 error per 50,000 items

• ATM availability – 98%

• Direct lending underwriting – 92% of decisions within 30 minutes

• Telebanking wait time – average speed of answer within 35 seconds

Key Tactics—Internal Service Quality

• The service our customers receive is directly impacted by the service branches receive from internal departments

• Annual internal survey designed to evaluate the level of service our branches receive from AmSouth departments that support them on a regular basis

• Average scores show improving trend

• 2004 Survey scheduled for June

Operations and Technology

Grayson Hall

Current Profile

1Q04

• Check Centers 7

• Enterprise Servers 1,200

• ATMs 1,220

• Internet Logins 36 million

• Monetary Transactions 916 million

60 Seconds at AmSouth

Logins to Internet Banking 70

ATM Transactions 75

Customer Calls 125

CheckCard Transactions 275

Checks Processed 1250

Strategic Initiative

“Leverage technology across all Lines of Business with increasing emphasis on Internet services.”

Major Objectives 2004—2006

• Grow customer acceptance and utilization of Internet banking services.

• Enhance technology across business units to improve efficiency, enhance service quality and support sales.

• Ensure that the highest levels of service quality are maintained and improved to accommodate business growth.

• Focus on improving operating efficiency and identifying fee revenue opportunities.

Customer Convenience

Excellent Retention

amsouth.com

Increased Sales

Improved Efficiency

amsouth.com Growth

2001-present

Registered

Active

External Recognition

• Recognized for Superior User Experience

• Noted Leader in Usability

• B to B Top 100 Websites (2nd year)

• Rated #1 in Customer Service

Major Objectives – Internet Banking

Key Tactics

• Expand self service capabilities

• Enhance business content

• Drive customer activation

• Increase email utilization and marketing

Operating Efficiency

Service Consistency

Business Technology

Sales & Service Support

Strategic Initiatives Support

Technology Investments

2001—2003 $112 million

2004—2006 $135 million

Branch Technology

Data Center

Internet Banking

Commitment to Quality

Workstations

ATM Network

Telebanking

Operational Service Quality

Standards Measured 405

Standards Favorable 92.73%

A Foundation for Customer Sales and Service

Operational Efficiency

Telecommunications -8.25%

Operating Expense -2.38%

A Focus on Process and Execution

Operational Commitments

Competitive and Proven Technology

Available, Accurate, and Responsive Systems

Operational Excellence in Service Quality, Efficiency, and Controls

Financial Overview

Beth Mooney

Overview

Key Assumptions:

• Current rate environment

• Improving economy

Direction for 2004—2006

• Investing for Growth

• Balancing Growth

• Maintaining Lower Risk Profile

Investing for growth . . .

People

Adding relationship managers in Consumer, Commercial and Wealth Management

Branches

Adding facilities in high-growth markets that are quickly becoming profitable

Technology

Opened operations center and added sales and back-end support and enhanced Internet capabilities

Balanced Growth

Compound Annual

Revenue Growth Rates

2004—2006

Consumer 6 -8%

Business Banking 12—14%

Commercial 11—13%

Wealth Management 14—16%

Improving Risk Profile

Net Charge-Off Trend

0.82 2001

0.75 2002

0.60 2003

0.49 2004

0.45 2005

0.41 2006

Actual Estimate

Improving Risk Profile

• Lower risk loan mix

• Continued strong liquidity

• Capital ratios maintained

• Neutral interest rate risk

1st Quarter Performance

1Q 2004 HIGHLIGHTS

Earnings per share $0.45

Return on equity 20%

Return on assets 1.40%

Efficiency ratio 55%

NPA’s to loans 0.45%

Net charge-off ratio 0.38%

Current Year Earnings Guidance

2004 Earnings Per Share in a Range of $1.87 to $1.92

• More Stable Net Interest Margin

• Continued Deposit and Earning Asset Growth

• Sustained Credit Quality Improvement

• Steady Growth in Noninterest Revenues

• Moderate Increase in Noninterest Expenses

Summary

Dowd Ritter

Values-led, achievement-driven culture

Values + Strategic Initiatives + Performance Metrics = Results

Our values underscore our commitment to our customers . . .

Do The Right Thing

Do More Than Is Expected

Make A Difference

Make Time For People

Improve Someone’s Life

If Something’s Wrong, Make It Right

Our strategic initiatives provide us with balanced growth . . .

• Sustained growth in Consumer banking

• Continued aggressive growth in Business Banking

• Grow Commercial Banking business with improved credit quality

• Double contribution from Wealth Management

• Double Florida’s contribution

• Emphasis on sales productivity, service quality and customer retention

• Leverage technology across all lines of business with emphasis on Internet Services

Our metrics provide the proof . . .

Service Performance Standards

Sales Performance

Branch Customer Service

Branch Internal Service

Branch Performance

That we are focused on execution

Our Vision

To be the best bank by any measure.

Our Strategy

To expect the best of ourselves in everything we do.

VISION

STRATEGY

PERFORMANCE METRICS

STRATEGIC INITIATIVES

BASIC VALUES

Fulfilling our brand promise.

MAY ANALYSTS’ MEETING

WELCOME!

May 4, 2004